UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2010

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2010 the Company filed a Certificate of Amendment of the Certificate of Incorporation with the State of Delaware that changed the number of shares of authorized common stock from 75,000,000 to 250,000,000.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2010, the Company held its 2010 Annual Meeting of Stockholders at The Marriott's Long Wharf in Boston, Massachusetts. At the meeting, the Company’s stockholders elected Mr. Robert Cell and Mr. Edward Stoltenberg as directors of the Company to serve until the 2013 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. The Company’s stockholders ratified the appointment of CCR LLP as the Company’s Independent Public Accountant for the year ending December 31, 2010. The Company's stockholders approved the amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 75,000,000 to 250,000,000. Finally, the Company’s stockholders approved the adoption of the Company’s Omnibus Stock Compensation Plan.

The results of the vote were as follows:
1. To elect two directors to hold office until the Company’s 2013 annual meeting of stockholders, or until his successor is duly elected and qualified.

Shares voted FOR / WITHHELD/ BROKER NON-VOTES:
Mr. Robert Cell: 7,875,170/ 1,045,952/ 21,060,447

Shares voted FOR / WITHHELD/ BROKER NON-VOTES:
Mr. Edward Stoltenberg: 7,804,045/ 1,117,057/ 21,060,447

2. To ratify the appointment of CCR LLP as the Company’s independent public accountant for the year ending December 31, 2010.

Shares voted FOR / AGAINST / ABSTAIN:
28,867,500/ 795,431/ 318,618

3. To amend the Company's Certificate of Incorporation to increase authorized shares of common stock from 75,000,000 to 250,000,000.

Shares voted FOR / AGAINST / ABSTAIN:
21,013,562/ 8,349,151/ 618,836

4. To approve the adoption of the Company’s Omnibus Stock Compensation Plan.

Shares voted FOR / AGAINST / ABSTAIN/ BROKER NON-VOTES:
6,419,284/ 2,175,225/ 326,726/ 21,060,447

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Certificate of Amendment of the Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

June 30, 2010	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation